Exhibit 99.1

AGREEMENT

     This Agreement dated April 7, 2008, is by and among the persons and entities listed on Schedule A (collectively, the “Icahn Group”, and individually a “member” of the Icahn Group) and Motorola, Inc. (the “Company”). In consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Board Nomination. The Company agrees to:

     (a) add Keith A. Meister (the “Designee”), to the Board of Directors of Motorola (the “Board”) simultaneously with the execution of this Agreement;

     (b) include the Designee and William R. Hambrecht (such individual together with the Designee, the "Icahn Designees") in its slate of nominees for election as directors of the Company at the Company’s 2008 annual meeting of stockholders (the “2008 Annual Meeting”); and

     (c) use its reasonable best efforts to cause the election of the Icahn Designees to the Company’s board of directors (the “Board”) at the 2008 Annual Meeting (including without limitation recommending that the Company’s stockholders vote in favor of the election of the Icahn Designees and otherwise supporting him for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate).

     2. Role in the Separation.

     (a) So long as any of the Icahn Designees is a member of the Board, the Company will:

     (i) appoint the Icahn Designees to any committee of the Board designated to oversee the Company’s announced plan to separate the Company’s mobile devices business and the Company’s broadband and mobility solutions business (the “Separation”), and use its reasonable best efforts to include the Designee in any material deliberations of any other committee of the Board with respect to the Separation; and

     (ii) seek the input of the Icahn Designees and Carl Icahn regarding all significant matters (and all matters that Mr. Icahn reasonably believes are significant matters and indicates such to the Board) in connection with the Separation, including without limitation (A) with respect to the search for and selection of a new Chief Executive Officer of the new company that includes or will include the Company’s mobile devices business following the Separation (“Newco”) by permitting the Designee and Carl Icahn to interact directly with the search firm retained by the Company and otherwise provide input in the selection process, and (B) the establishment of the Board of Directors of Newco (the “Newco Board”) and the governance of Newco by considering suggestions as to nominees for, and the composition of, the Newco Board and other governance matters.

     (b) If immediately prior to the time of the Separation, the Icahn Group beneficially owns at least 90% of the shares of Motorola common stock that it beneficially owns today, the Company will cause Newco to (and will cause Newco to enter into a written contract with the Icahn Group (as part of and at the time of the Separation in form and substance acceptable to the Icahn Group) under which Newco agrees to): (w) elect out of Section 203 of the Delaware General Corporation Law in its articles of incorporation or other formation documents of Newco; (x) provide in its articles of incorporation or other formation documents, that it will not have a staggered board or a shareholder rights plan (also known as a poison pill), in each case unless approved in advance of its adoption by the holders of a majority of the outstanding shares of Newco following the Separation (except that Newco may adopt a shareholder rights plan without advance shareholder approval if an Acquisition Proposal (as defined below) has been made, but only if such shareholder rights plan will expire and terminate by its express terms within 135 days after its adoption unless it is approved prior to the end of the 135th day following its adoption by the holders of a majority of the outstanding shares of Newco following the Separation); (y) not include in its bylaws, articles of incorporation or other formation documents of Newco, any restriction (including any percentage, numerical or other limitation) on the ability of any person to purchase shares of Newco or to fully vote such shares; and (z) be a corporation organized in the State of Delaware. In addition, the Company represents and warrants that it is the current intention of the Company that, subject to the Board’s exercise of its fiduciary duties, at the time of the Separation: (i) Newco would not have any takeover-related provisions in a form not supported by recognized proxy advisory firms (it being understood and agreed that in no event will Newco have any of the takeover-related provisions set forth in (w), (x) or (y) above, all of which are strictly prohibited, except, in the case of clause (x), as expressly permitted therein), and (ii) Newco would be independent of the Company, with independent directors and no direct or indirect ownership by the Company of the debt or equity interests in Newco. For the purposes of this Agreement, an “Acquisition Proposal” shall mean (i) the commencement of a tender offer to acquire common stock of Newco, or (ii) the delivery of a “bear hug” letter to Newco.

     3. Proxy Contest and Other Matters. So long as any of the Icahn Designees is a member of the Board, if the Company is not in breach of the terms of this Agreement (except as set forth in Section 3(d) below):

     (a) No member of the Icahn Group or any Affiliate or Associate (as such terms are hereinafter defined) of any such members (such Affiliates and Associates, collectively and individually, the “Icahn Affiliates”) shall (i) solicit proxies or engage in a proxy contest with respect to the election of directors or any other proposal to be considered at the 2008 Annual Meeting or present any other proposal for consideration at the 2008 Annual Meeting, or (ii) encourage any other person to solicit proxies or engage in a proxy contest with respect to the election of directors or any other proposal to be considered at the 2008 Annual Meeting or present any other proposal for consideration at the 2008 Annual Meeting. In furtherance of the foregoing, Icahn Partners LP, Icahn Partners Master Fund LP and High River Limited Partnership hereby withdraw their letter dated January 31, 2008 providing notice to the Company of their intention to nominate certain individuals for election as directors of the Company at the 2008 Annual Meeting (the “Stockholder Nomination”) (provided that such letter shall be deemed to be reinstated and effective as of January 31, 2008 if the Company is in breach of the terms of this Agreement) and the Icahn Group and Icahn Affiliates shall immediately cease all efforts, direct or indirect, in furtherance of the Stockholder Nomination and any related solicitation, (but may continue to support and encourage stockholders to elect the Icahn Designees, subject to the other terms of this Agreement) and shall not vote, deliver or otherwise use any proxies heretofore obtained in connection with the Stockholder Nomination. For purposes of this Agreement: the terms “Affiliate” and “Associate” shall have the respective meanings set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and the terms “person” or “persons” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature.

     (b) No member of the Icahn Group nor any Icahn Affiliate shall:

     (i) solicit proxies or written consents of stockholders, or conduct any other type of referendum (binding or non-binding) with respect to, or from the holders of, the common stock, par value $3.00 per share, of the Company (the “Common Stock”), or make, or in any way participate in (other than by voting its shares of Common Stock in a way that does not violate this Agreement), any “solicitation” of any proxy, consent or other authority to vote any shares of Common Stock with respect to any matter, or become a participant in any contested solicitation with respect to the Company, including without limitation relating to the removal or the election of directors;

     (ii) form or join in a partnership, limited partnership, syndicate or other group, including without limitation a group as defined under Section 13(d) of the Exchange Act, with respect to the Common Stock, or otherwise support or participate in any effort by a third party with respect to the matters set forth in (i), or deposit any shares of Common Stock in a voting trust or subject any shares of Common Stock to any voting agreement, other than solely with other members of the Icahn Group or other Icahn Affiliates with respect to the shares of Common Stock now or hereafter owned by them or pursuant to this Agreement; or

     (iii) make, or cause to be made, any statement or announcement that constitutes an ad hominem attack on the Company, its officers or its directors: (A) in any document or report filed with or furnished to the SEC or any other governmental agency, (B) in any press release or other publicly available format, or (C) to any journalist or member of the media (including without limitation, in a television, radio, newspaper or magazine interview), it being understood that this Section 3(b) will not restrict objective statements that reflect Mr. Icahn’s view, as a business matter, with respect to factual matters concerning the Company, its officers or its directors (it being further understood that this exception for objective statements does not permit the actual request or receipt of a form of proxy or written consent). For example, a statement that the Separation is not proceeding as quickly as Mr. Icahn believes to be appropriate, and that such failure could be harmful to the Separation process, would not violate this Section 3(b).

     (c) Icahn Partners LP, Icahn Partners Master Fund LP and High River Limited Partnership also hereby withdraw their letter dated March 13, 2008 to the Company requesting certain books and records of the Company and shall cease and withdraw without prejudice all litigation in connection with such request, and no member of the Icahn Group nor any Icahn

Affiliate shall make any further such requests or reinstitute or pursue any such litigation during any period in which any of the Icahn Designees is a member of the Board.

     (d) Each member of the Icahn Group shall cause all shares of Common Stock beneficially owned, directly or indirectly, by it, or by any Icahn Affiliate, as of the record date for the 2008 Annual Meeting, to be present for quorum purposes and to be voted, at the 2008 Annual Meeting or at any adjournments or postponements thereof, in favor of the directors nominated by the Board for election at the 2008 Annual Meeting (including the Icahn Designees).

     4. Public Announcement and SEC Filing. (a) The Company shall announce this Agreement and the material terms hereof by means of a press release in the form attached hereto as Exhibit A as soon as practicable on or after the date hereof.

     (b) The Icahn Group shall promptly file an amendment to the Schedule 13D regarding the Common Stock filed with the SEC on February 6, 2008, and as amended on March 5, 2008 and March 27, 2008, reporting the entry into this Agreement and amending applicable items to conform to its obligations hereunder.

     5. Confidentiality Agreement. The Company hereby agrees that notwithstanding any policy of the Company, the Icahn Designees are permitted to and may provide confidential information in accordance with the terms of the confidentiality agreement in the form attached hereto as Exhibit B (the “Confidentiality Agreement”).

     6. Discussions with the Board. The Company acknowledges that Carl Icahn has had and desires to continue to have conversations with members of the Board. The Company and the Board will not take any actions to limit such dialogue or restrict members of the Board from speaking to Mr. Icahn if they are willing to do so.

     7. Miscellaneous. The parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware, in addition to any other remedy to which they are entitled at law or in equity. Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and (e) each of the parties irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such parties’ principal place of business or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF

DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

     8. Entire Agreement. This Agreement and the Confidentiality Agreement contain the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

     9. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy and email is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

          if to the Company:      Motorola, Inc.
                                            1303 East Algonquin Road
                                            Schaumburg, Illinois 60196
                                            Attention: General Counsel
                                            Facsimile: (847) 576-3628

          with a copy to:           Wachtell, Lipton, Rosen & Katz
                                            51 W. 52nd Street
                                            New York, NY 10019
                                            Attention: Patricia A. Vlahakis
                                                           Gregory E. Ostling
                                            Facsimile: (212) 403-2000

          if to the Icahn Group:  c/o Icahn Associates Corp.
                                            767 Fifth Avenue, 47th Floor
                                            New York, NY 10153
                                            Attention: Yevgeny Fundler (yfundler@starfire.com)
                                                            Keith Schaitkin (kls@sfire.com)
                                            Facsimile: (212) 688-1158

     10. Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

     11. Counterparts. This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

     12. Cure Right. In the event of any breach by any member of the Icahn Group of any provision of Section 3 of this Agreement, the Company, upon obtaining knowledge thereof, shall promptly notify the Icahn Group of any such breach providing reasonable factual detail describing such breach (the “Notice of Breach”). If within three (3) business days following the date of receipt of any such Notice of Breach, all of the Icahn Designees resign from the Board of the Company or if the Company fails to provide the applicable Notice of Breach, then Company shall not be entitled to pursue, sue or otherwise enforce its rights under this Agreement in connection with any such breach or alleged breach.

     13. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and the Icahn Designees and is not enforceable by any other persons.

     14. Interpretation and Construction. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.

[Signature Page Follows]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

MOTOROLA, INC.

By: /s/ Donald F. McLellan_______
Name: Donald F. McLellan
Title: Senior Vice President

Icahn Partners LP

By: /s/ Keith A. Meister_________
Name: Keith A. Meister
Title: Managing Director

Icahn Partners Master Fund LP

By: /s/ Keith Meister___________
Name: Keith Meister
Title: Managing Director

High River Limited Partnership
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By: /s/ Vincent J. Intrieri________
Name: Vincent J. Intrieri
Title: Vice President

/s/ Carl C. Icahn______________
Carl C. Icahn

/s/ Keith A. Meister___________
Keith A. Meister

/s/ William R. Hambrecht_______
William R. Hambrecht

[Signature Page to Settlement Agreement]

SCHEDULE A

Icahn Partners LP

Icahn Partners Master Fund LP

High River Limited Partnership

Carl C. Icahn

Keith A. Meister

William R. Hambrecht

Schedule A-1